EXHIBIT 4.2



NUMBER                                                      SHARES


[SYMBOL]


                         PLATINUM ENERGY RESOURCES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                      CUSIP _________________


IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE
                                COMMON STOCK OF

                         PLATINUM ENERGY RESOURCES, INC.

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                   PLATINUM ENERGY RESOURCES, INC.
                                    CORPORATE
                                      SEAL
-----------------------------------   2005   -----------------------------------
CHAIRMAN                                     SECRETARY
                                    DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                               UNIF GIFT MIN ACT            Custodian
TEN ENT - as tenants by the entireties                                          (Cust)                (Minor)
JT TEN  - as joint tenants with right of survivorship                          under Uniform Gifts to Minors Act
          and not as tenants in common
                                                                                             (State)


     Additional Abbreviations may also be used though not in the above list.

                         PLATINUM ENERGY RESOURCES, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

For value received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


                                                                          shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.


Dated: ___________

                     ___________________________________________________________
                     NOTICE: The signature to this assignment must correspond
                             with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).


The holder of this certificate shall be entitled to receive funds from the trust fund only in the event that the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.